SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 18, 2001
                                  -------------




                           RHBT Financial Corporation
                            (Exact name of registrant
                          as specified in its charter)




South Carolina                 000-26905             58-2382426
--------------------------------------------------------------------------------
   (State or other            (Commission         (I.R.S. Employer
   jurisdiction of            File Number)         Identification No.)
   incorporation)




      315 East Main Street, P.O. Box 12037, Rock Hill, South Carolina 29731
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (803) 324-2500
                                 --------------




                                 Not Applicable
                   ------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

         On July 18, 2001, RHBT Financial Corporation issued a press release announcing that its wholly owned subsidiary, Rock Hill Bank & Trust, has reached a settlement with the plaintiffs in a previously announced lawsuit alleging the misdirection of $9.5 million placed in an agency account in the Bank's trust department. The settlement calls for the payment by the Bank of $7.6 million, with half of the payment to be made on August 1, 2001 and the other half a year later. This $7.6 million represents a return to the plaintiffs of the principal amount placed in the agency account, less amounts returned to the plaintiffs before the suit. The settlement amount is less than the face amount of the Bank's insurance policies that the Bank believes should cover this loss. The Bank is currently in discussions with its insurance carriers. A decision has not yet been reached about the extent to which the claims are covered. While the Bank believes its insurance policies should cover this loss, there can be no assurance that the Bank will recover the full amount of the loss from its insurers. The plaintiffs had placed these funds in agency accounts in the Bank's trust department in order to participate in so-called high-yield investment programs promoted by third parties unrelated to the Bank. The Bank has filed a third party complaint against these third parties, including Donald E. Hughes of Florida, Hughes Corp., and Douglas J. Smith of Nassau, Bahamas, as well as a claim against its former trust officer, Robert Yoffie. The Bank intends to pursue its claims against these individuals aggressively.

         Attached to this Form 8-K, and incorporated herein by reference, is a copy of the press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

          Exhibit No.            Description
             99.1                Press release issued July 18, 2001


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            RHBT FINANCIAL CORPORATION



                            By: /s/ Herman E. Honeycutt
                               -------------------------------------------------
                                    Herman E. Honeycutt, Chief Executive Officer

Dated: July 18, 2001

                                  Exhibit Index


    Exhibit No.       Description
    -----------       -----------
        99.1          Press release issued July 18, 2001